IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY


IN RE UGLY DUCKLING CORPORATION   )
SHAREHOLDERS DERIVATIVE AND       )   Consolidated C.A. No. 18746-NC
CLASS LITIGATION                  )


                            ORDER AND FINAL JUDGMENT


     The Stipulation and Agreement of Compromise, Settlement and Release, dated January __, 2002 (the "Stipulation"), of the above-captioned, consolidated action (the "Consolidated Action"), having been presented at the settlement hearing on March __, 2002 pursuant to the Scheduling Order for Approval of Settlement of Class and Derivative Action entered herein on January __, 2002 (the "Scheduling Order"), which Stipulation was joined and consented to by all parties to the Consolidated Action and which (along with the defined terms therein) is incorporated herein by reference; and the Court having determined that notice of said hearing was given in accordance with the Scheduling Order and to members of the Class as temporarily certified by the Court in the Scheduling Order and that said notice was adequate and sufficient; and the parties having appeared by their attorneys of record; and the attorneys for the respective parties having been heard in support of the Stipulation and the settlement of the Consolidated Action provided therein (the "Settlement"), and an opportunity to be heard having been given to all other persons desiring to be heard as provided in the notice; and the entire matter of the Settlement having been considered by the Court;

     IT IS HEREBY ORDERED this _______ day of March, 2002, as follows:

1. The Notice of Pendency of Class and Derivative Action, Temporary and Proposed Class Action Determination, Proposed Settlement of Class and

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     Derivative  Action,  Settlement  Hearing and Right to Appear (the "Notice")
     has been given to the Class (as defined hereinafter), pursuant to and in the manner directed by the Scheduling Order, proof of the mailing of the Notice was filed with the Court by counsel for Ugly Duckling Corporation ("Ugly Duckling" or the "Company") or its successor and full opportunity to be heard has been offered to all parties, the Class and persons in interest. The form and manner of the Notice is hereby determined to have been the best notice practicable under the circumstances and to have been given in full compliance with each of the requirements of Delaware Court of Chancery Rules 23 and 23.1, and it is further determined that all members of the Class are bound by the Order and Final Judgment herein.

2.   Pursuant to Court of Chancery Rules 23(a), 23(b)(l) and 23(b)(2):

     a. The Court finds that (i) the Class, as defined below, is so numerous that joinder of all members is impracticable; (ii) there are questions of law and fact common to the Class; (iii) the claims of the plaintiffs are typical of the claims of the Class; and (iv) the plaintiffs have fairly and adequately protected the interests of the Class with respect to the Consolidated Action and the claims asserted therein;

     b. The Court finds that plaintiffs and their counsel have adequately represented the interests of the Class;

     c. The Court finds that the requirements of Court of Chancery Rules 23(b)(l) and (2) have been satisfied;

     d. The Consolidated Action is hereby certified as a class action on behalf of all persons (other than defendants, members of the immediate families of the individual defendants, any entity in which any of the defendants has a direct or indirect controlling interest, and the

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          officers,  directors,  employees,  affiliates,  legal representatives, heirs, predecessors, successors and assigns of any excluded person or entity and all other released persons) who owned stock of the Ugly Duckling Corporation ("Ugly Duckling" or the "Company") at any time from November 16, 2001 until and including the closing of the Transaction (as defined in the Stipulation), and their successors in interest and transferees, immediate and remote (the "Class"); and

     e. Paul Berger, Thomas Turberg, Joe Brecher, Darren Suprina, Bryan Benton, and Don Hankey Living Trust (Don R. Hankey, Trustee) are hereby certified as Class representatives. The law firms of Abraham & Paskowitz and Wolf Popper LLP are hereby appointed as plaintiffs' co-lead counsel for the derivative claims, and the law firms of Milberg Weiss Bershad Hynes & Lerach LLP and Wolf Popper LLP are hereby appointed as plaintiffs' co-lead counsel for the class claims (collectively, "Plaintiffs' Co-Lead Counsel").

3. The Settlement, and all transactions preparatory or incident thereto, are found to be fair, reasonable and adequate and in the best interests of the Class, and it is hereby approved. The parties to the Stipulation are hereby authorized and directed to comply with the terms of the Stipulation and to consummate the Settlement in accordance with its terms and provisions; and the Register in Chancery is directed to enter and docket this Order and Final Judgment in the Consolidated Action.

4. This Order and Final Judgment shall not constitute any evidence or admission by any party herein that any acts of wrongdoing have been committed by any of the parties to the Consolidated Action and should not be deemed to create any inference that there is any liability therefor.

5. All claims of the Class or on behalf of the Company, whether asserted directly, derivatively, representatively or in any other capacity, against

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     any of the  defendants  and the Company,  or any of their past,  present or future officers, directors, employees, agents, attorneys, financial or investment advisors, commercial bank lenders, investment bankers, insurance
     providers,   consultants,   accountants,    representatives,    affiliates,
     associates,   parents,  subsidiaries,   general  and  limited  partners  or
     partnerships,    families,    heirs,    executors,    trustees,    personal
     representatives, estates or administrators, successors and assigns, whether known or unknown, whether asserted or not asserted in the Consolidated Action, and whether arising under federal, state or any other law (including, without limitation, federal or any state's securities laws), in connection with, that arise out of the subject matter of the Consolidated Action or any of the transactions related thereto (including without limitation, the transactions challenged in the derivative claims, the Proposal, the Tender Offer, the Amended Tender Offer, the Merger and the Transaction), the negotiation and consideration of any of the foregoing transactions, all documents filed by the defendants with the Securities and Exchange Commission and the fiduciary or disclosure obligations of any of the defendants (or persons to be released) with respect to any of the foregoing transactions, except claims relating to the right of any member of the proposed Class or any of the defendants to enforce the terms of the Settlement or any statutory appraisal rights arising out of the Merger
     (collectively, the "Settled Claims"), shall be compromised, settled, released and dismissed with prejudice. Dismissal of the Settled Claims with prejudice and on the merits shall become effective immediately upon a certificate of merger relating to the Transaction being filed with the appropriate authority and without any further actions by the Court or the parties.

6. The release contemplated by the Stipulation extends to claims that plaintiffs, on behalf of the Class and the Company, do not know or suspect to exist at the time of the release, which if known, might have affected

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     the decision to enter into this release. Each of the named plaintiffs, each member of the Class and the Company shall be deemed to waive any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person's release of unknown claims. The plaintiffs, on behalf of the Class and the Company, shall be deemed to relinquish, to the full extent permitted by law, the provisions, rights and benefits of ss. 1542 of the California Civil Code which provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     In addition, each of the plaintiffs, again of behalf of the Class and the Company, also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code ss. 1542. Plaintiffs, on behalf of the Class and the Company, acknowledge that members of the Class may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention, on behalf of the Class and the Company, to fully, finally and forever settle and release any and all claims released hereby known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts.


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7.   Plaintiffs' attorneys are hereby awarded fees and expenses in the amount of
     $__________ in connection with the Consolidated Action, which fees and expenses the Court finds to be fair and reasonable and which shall be paid to plaintiffs' attorneys in accordance with the terms of the Stipulation.


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Chancellor